PGOF-SA6 03/25

SUPPLEMENT DATED MARCH 10, 2025

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF EACH FUND LISTED IN SCHEDULE A

Effective March 10, 2025, the following changes are made to each Fund’s SAI:

I.	The following replaces the last paragraph of the section titled “General expense limitation” in each Fund’s SAI:

Sub-administrator  JPMorgan Chase Bank, N.A. (JPMorgan) has an agreement with FT Services to provide certain sub-administrative services for the Fund. The administrative services provided by JPMorgan include, but are not limited to, certain fund accounting, financial reporting, tax, corporate governance and compliance and legal administration services.

II.	The following replaces the section titled “Custodian” in each Fund’s SAI:

Custodian  JPMorgan, at its principal office at 270 Park Avenue, New York, NY 10017-2070, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund's securities and other assets.

III.	All references to “State Street Bank and Trust Company” under the heading “Other Disclosures” are replaced with JPMorgan.

Schedule A

Putnam Convertible Securities Fund
Putnam Core Equity Fund
Putnam Dynamic Asset Allocation Equity Fund
Putnam Focused International Equity Fund
Putnam Global Income Trust
Putnam High Yield Fund
Putnam Income Fund
Putnam Intermediate-Term Municipal Income Fund
Putnam International Equity Fund
Putnam International Value Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Mortgage Opportunities Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Short Duration Bond Fund

Putnam Short-Term Municipal Income Fund
Putnam Small Cap Growth Fund
Putnam Sustainable Future Fund
Putnam Sustainable Leaders Fund

Shareholders should retain this Supplement for future reference.

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